SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2011

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	0-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7500 San Felipe, Suite 675 Houston, Texas 77063
(Address of Principal Executive Offices)(Zip Code)

713-458-1560
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE

Saratoga Resources, Inc. (the “Company”) is filing this Amendment No. 1 (“Amendment No. 1”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2011 (the “Form 8-K”) for the sole purpose of correcting the number of Units issued to Prosdocimi Limited as described in Item 3.02.  Except for the foregoing, this Amendment No. 1 does not amend, modify or update the Form 8-K, which continues to speak as of the original date of the Form 8-K.

Item 1.01

Entry into a Material Definitive Agreement.

Between April 21, 2011 and April 27, 2011, Saratoga Resources, Inc., a Texas corporation (the “Company”), entered into purchase agreements (the “Purchase Agreements”) with accredited non-U.S. investors and accredited U.S. investors (the “Investors”) for the issuance and sale of an aggregate of 1,240,658 units (the “Units”), each Unit consisting of two shares of the Company’s common stock, $0.001 par value (the “Common Stock”), and one warrant (the “Warrant(s)”) to purchase one share of Common Stock, for aggregate proceeds of $7,443,948 million (the “Offering”).

The Warrants represent a right to acquire an aggregate of 1,240,658 shares of Common Stock at $5.00 per share and are exercisable for a term of two years.

The forms of Purchase Agreement and Warrant are filed herewith as Exhibits 10.1 and 10.2 to this Form 8-K and incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

On April 22, 2011 and April 27, 2011, pursuant to the Offering, the Company issued an aggregate of 1,936,002 shares of Common Stock and Warrants to purchase 968,001 shares of Common Stock.

The Company hereby incorporates by reference its disclosure in Item 1.01 with regard to the terms, conditions and sale of the Units. Each Investor represented to the Company that it was “accredited investor” and made other investment representations and agreed that the Common Stock and the Warrants shall bear a restrictive legend against resale in the U.S. or to U.S. residents without registration under the Securities Act.

Prosdocimi Limited acted as placement agent with respect to Units sold to non-U.S. investors and was issued an aggregate of 33,417 Units in connection with the Offering, representing 5% of the Units issued in the Offering to non-U.S. Investors.

The Units were issued in reliance upon an exemption from registration afforded pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, as a transaction not involving a public offering of securities.  The Units were offered solely to a limited number of accredited investors without public solicitation and the securities issued in the Offering are subject to resale restrictions, including the placement of restrictive legends on the certificates evidencing the Common Stock and Warrants.

This Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.  No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.:	Description:

10.1	Form of Securities Purchase Agreement, dated April 2011.

10.2	Form of Warrant issued to Investors, dated April 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA RESOURCES, INC.

Dated: April 28, 2011	By:	/s/ Edward Hebert
Edward Hebert
Vice President – Finance

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